                                                                    Exhibit 10.1


                             100 BRICKSTONE SQUARE
                             ANDOVER, MASSACHUSETTS

                                    SUBLEASE
                                    --------

     THIS SUBLEASE is made in Andover, Massachusetts effective on the Date of SubLease stated in Article 1 between the SubLandlord and the SubTenant named in
Article 1. In consideration of the Rent payable by SubTenant and of the agreements to be performed and observed by SubTenant, SubLandlord hereby leases the Premises to SubTenant, and SubTenant hereby takes the Premises from SubLandlord, subject to the provisions and for the term stated below:

                                   ARTICLE 1

                         REFERENCE DATA AND DEFINITIONS
                         ------------------------------


     SECTION 1.01 - TERMS REFERRED TO.  Each reference in this SubLease to any
     --------------------------------
of the following terms incorporates the data stated for that term in this
Section 1.01:

DATE OF SUBLEASE:  September 26, 1996

SUBLANDLORD:  FTP Software, Inc., a Massachusetts corporation

SUBLANDLORD'S ADDRESS:  100 Brickstone Square
                        Andover, Massachusetts  01810

SUBTENANT: CMG Information Services, Inc., a Delaware corporation

SUBTENANT'S ADDRESS:  187 Ballardvale Street
                      Suite B110
                      P.O. Box 7000
                      Wilmington, MA  01887-7000

TERM COMMENCEMENT DATE:  Defined in Section 3.01.

PERMITTED USE:  Any use permitted under Section 11 of the Prime Lease.

PREMISES: Approximately 30,277 rentable square feet on the first floor of 100 Brickstone Square, Andover, Massachusetts, more particularly shown in Exhibit A,
                                                                      ---------
together with the right to use in common, with others entitled thereto, the hallways, stairways, elevators and lavatories.

SUBLEASE TERM:  Defined in Section 3.01.

SUBLEASE TERMINATION DATE:  Defined in Section 1.03.

RENT:  Defined in Section 4.01.

     SECTION 1.02 - GENERAL PROVISIONS.  For all purposes of this SubLease,
     ---------------------------------
unless the context otherwise requires:

     (a) A pronoun in one gender includes and applies to the other genders as well.

     (b) Each definition stated in Section 1.01 or 1.03 of this SubLease applies equally to the singular and the plural forms of the word or term defined.

     (c) Any reference to a document defined in Section 1.03 of this SubLease is to the document as originally executed, or, if amended or supplemented as provided in this SubLease, to the document as amended or supplemented and in effect at the relevant time of reference.

     (d) All accounting terms not otherwise defined in this SubLease have the meanings assigned to them under U.S. generally accepted accounting principles.

     (e) All references in Section 1.01 are subject to the specific definitions (if any) in Section 1.03.

     SECTION 1.03 - DEFINITIONS.  Each underlined word or term in this Section
     --------------------------
1.03 has the meaning stated immediately after it.

     Additional Rent.  All charges (other than Rent) due from SubTenant to
     ---------------
SubLandlord.

     Affiliates.  As defined in Section 24.18 of the Prime Lease.
     ----------

     Authorizations.  All franchises, licenses, permits and other governmental
     --------------
consents issued by Governmental Authorities under Legal Requirements which are or may be required for the occupancy of the Premises or the conduct of a Permitted Use on the Premises.

     Building.  The building in which the Premises are located.
     --------

     Business Day.  A day which is not a Saturday, Sunday or other day on which
     ------------
banks in Boston, Massachusetts, are authorized or required by law or executive order to remain closed.

     Default.  Any event or condition specified in Article 19 so long as any
     -------
applicable requirements for the giving of notice or lapse of time or both have not been fulfilled.

     Event of Default.  Any event or condition specified in Article 19 if all
     ----------------
applicable requirements for the giving of notice or lapse of time or both have been fulfilled.

     Governmental Authority.  United States of America, Commonwealth of
     ----------------------
Massachusetts, Town of Andover, and any political subdivision, agency, department, commission, board, bureau or instrumentality of any of them.

     Hazardous Substances.  As defined in Section 25 of the Prime Lease.
     --------------------

     Improvements.  SubTenant's alterations, additions, improvements,
     ------------
remodeling, repainting, or other changes to the Premises.

     Insurance Requirements.  All terms of any policy of insurance maintained or
     ----------------------
required to be maintained by SubLandlord or SubTenant and applicable to the Premises; all requirements of the issuer of any such policy; and all orders, rules, regulations and other requirements of the National Fire Protection Association (or any other body exercising similar functions) applicable to any condition, operation, use or occupancy of all or any part of the Premises.

     Landlord.  Andover Mills Realty Limited Partnership, a Massachusetts
     --------
limited partnership.

     Legal Requirements.  (a) All statutes, codes, ordinances (and rules and
     ------------------
regulations thereunder) and all executive, judicial and administrative orders, judgments, decrees and injunctions of or by any Governmental Authority which are applicable to any condition or use of the Premises, and (b) the provisions of all Authorizations.

     Liabilities.  As defined in Section 24.18 of the Prime Lease.
     -----------

     Permitted Exceptions.  Any liens or encumbrances on the Premises of the
     --------------------
following character:

     (a) The lien of any Taxes assessed but not yet due and payable;

     (b)  Mortgages of record; and

     (c) All declarations, covenants, conditions, restrictions, reservations, rights, rights-of-way, easements and other matters of record affecting the Premises or the use of the Premises now or in the future in force and applicable.

     Person.  An individual, a corporation, a company, a voluntary association,
     ------
a partnership, a trust, an estate, an unincorporated organization or other entity or a Governmental Authority.

     Prime Lease.  The Lease attached hereto as Exhibit C entered into between
     -----------                                ---------
SubLandlord, as tenant, and Andover Mills Realty Limited Partnership, as landlord, dated October 1, 1993, as amended by Amendment No. 1 to Lease dated February 10, 1994, Amendment to Lease dated May 19, 1995, Amendment No. 2 to Lease dated June 7, 1995, and Notice of Exercise of Option dated as of June, 1995.

     SubLease.  This document, all exhibits and riders attached and referred to
     --------
in this document and all amendments and supplements to this document and the exhibits and riders hereto.

     SubLease Term.  The period beginning on the Term Commencement Date and
     -------------
ending on the SubLease Termination Date.

     SubLease Termination Date.  The earliest to occur of (a) July 31, 2002, (b)
     -------------------------
the date of the termination of this SubLease by SubLandlord as the result of an Event of Default, (c) the date of the termination of this SubLease under Article 16 (Damage or Destruction) or Article 17 (Eminent Domain) or Section 3.04 of this Sublease, or (d) the date of the termination of the Prime Lease.

     Taking.  The taking or condemnation of title to or of possession or use of
     ------
all or any part of the Premises by a Governmental Authority for any public use or purpose, or any proceeding or negotiations which might result in such a taking, or any sale or lease in lieu of such a taking.

     Taxes.  As defined in Section 6.1 of the Prime Lease.
     -----

     Unavoidable Delays.  Acts of God, strikes, lock outs, labor troubles,
     ------------------
inability to procure materials, failure of power, riots and insurrection, acts of the public enemy, wars, earthquakes, hurricanes and other natural disasters, fires, explosions, any act, failure to act or default of the other party to this SubLease or any other reason (except lack of money) beyond the control of any party to this SubLease.


                                   ARTICLE 2

                                   PREMISES
                                   --------

     SECTION 2.01 - PREMISES.  SubLandlord hereby leases the Premises to
     -----------------------
SubTenant, and SubTenant hereby takes the Premises from SubLandlord, subject to the provisions of this SubLease and the Permitted Exceptions. The Premises are to be leased in "as is" condition except as improved by SubLandlord as set forth in Exhibit D. SubLandlord makes no representations or warranties, express or
   ---------
implied, with respect to the condition of the Premises. Except to construct the improvements set forth in Exhibit D, SubLandlord shall have no obligation
                          ---------
whatsoever to make or pay the cost of any alterations, improvements, or repairs to the Premises, including without limitation, any improvement or repair required to comply with any Legal Requirements (including the Americans with Disabilities Act of 1990).

     SECTION 2.02 - PARKING.  SubTenant shall have the use of the parking spaces
     ----------------------
depicted in Exhibit B, which use shall be subject to the provisions of Section
            ---------
15.2 of the Prime Lease. If the parking spaces designated as "A-75" through "A-79" in Exhibit B are no longer available, SubLandlord agrees to provide to
       ---------
SubTenant an equal number of parking spaces, which may change from time to time upon written notice to SubTenant, in the area labeled "A" in Exhibit B.
                                                             ---------

     SECTION 2.03 - FURNITURE.  SubLandlord shall provide SubTenant with the
     ------------------------
fixtures, furniture and equipment set forth in Exhibit E (the "Furniture") for
                                               ---------
the SubLease Term. SubLandlord warrants and represents that it has good and marketable title to the Furniture.

                                   ARTICLE 3

                                     TERM
                                     ----

     SECTION 3.01 - TERM COMMENCEMENT.  The SubLease Term will begin on the
     --------------------------------
latest of the following to occur (the "Term Commencement Date"): (i) October 1, 1996, (ii) the date the Landlord consents to this SubLease or (iii) the date the improvements to the Premises to be constructed by SubLandlord as set forth in

Exhibit D (not including the "entry area" shown on Exhibit A) are "Substantially
---------                                          ---------
Complete" as that term is defined in Exhibit F.  The commencement of the
                                     ---------
SubLease Term is not contingent upon the construction of the improvements to the "entry area" being Substantially Complete. SubTenant shall not occupy the "entry area" until such time as the construction of the improvements to the "entry area" is Substantially Complete.

     SECTION 3.02 - TERMINATION.  The SubLease Term will end on the SubLease
     --------------------------
Termination Date.

     SECTION 3.03 - ESTOPPEL CERTIFICATE.  If either the Term Commencement Date
     -----------------------------------
occurs on a date other than October 1, 1996 or the SubLease Termination Date occurs on a date other than July 31, 2002, SubLandlord and SubTenant agree to execute a certificate in the form of the estoppel certificate referred to in
Section 25.02 or such other comparable form as either may reasonably request, establishing the Term Commencement Date or the SubLease Termination Date, as applicable.

     SECTION 3.04 - EARLY TERMINATION.  SubLandlord and SubTenant shall each
     --------------------------------
have the option to terminate this SubLease on February 1, 2000 by providing written notice to the other party at the address set forth in Section 1.01. SubTenant shall not have the right to terminate this SubLease under this Section
3.04 if it is in Default at the time the notice is provided or becomes in Default after the notice is provided and such Default is not cured within ten
(10) days of written notice of such Default, unless SubTenant is using its best efforts to cure such Default and such Default is cured within sixty (60) days of written notice of such Default and this SubLease has not been terminated. If such Default is cured within ten (10) days after written notice of such Default, SubTenant shall retain its early termination rights under this Section 3.04.
Any written notice terminating this SubLease under this Section 3.04 must be received by the other party no later than 5:00 p.m. on July 31, 1999. Time is of the essence with respect to providing the required notice under this Section 3.04.


                                   ARTICLE 4

                                     RENT
                                     ----

     SECTION 4.01 - RENT.  SubTenant agrees to pay SubLandlord the amounts set
     -------------------
forth below as rent (the "Rent") for the Premises, without offset or deduction and without previous demand, in monthly installments in advance on the first day of each calendar month during the SubLease Term, prorated for any portion of a month, except that the first monthly installment is due upon execution of this
SubLease:



          Term Commencement Date through
          March 31, 1997                            $32,934.00 per month


          April 1, 1997 through
          September 30, 1999                        $41,630.88 per month


          October 1, 1999 through
          July 31, 2002                             $43,649.34 per month



SubTenant shall mail each monthly installment of Rent to:

          FTP Software, Inc.
          P.O. Box 4526
          Boston, MA  02212-4526
          Attn:  Chief Financial Officer;

or to such other address as SubLandlord shall designate in writing from time to time.

     It is the intention of the parties that Rent payable by SubTenant under this SubLease shall be a "gross rent"; i.e., except for SubTenant's obligations under Section 8.01 and Section 9.07, SubTenant shall have no obligation to make any payments to SubLandlord on account of operating costs, taxes, insurance or other charges payable by SubLandlord to Landlord or on account of any other services provided by SubLandlord to the Premises for SubTenant.

     SECTION 4.02 - SECURITY DEPOSIT.  Upon execution of this SubLease,
     -------------------------------
SubTenant will deposit with SubLandlord a security deposit in the amount of $83,262.00 as security for the performance of SubTenant's obligations under this SubLease. If SubTenant fails to perform its obligations under this SubLease within the grace period herein provided, SubLandlord may, but shall not be obligated to, apply all or any part of the security deposit for the payment of any amounts due or any other Liabilities which SubLandlord may incur as a result. If any part of the security deposit is so applied, SubTenant shall, within five (5) days after written demand, deposit cash with SubLandlord in an amount sufficient to restore the security deposit to its previous amount. SubLandlord need not keep the security deposit separate from its general funds. SubLandlord need not deposit the security deposit into an interest bearing account. If SubTenant complies with all of the provisions of this SubLease, the unused portion of the security deposit will be returned to SubTenant after the SubLease Termination Date and the surrender of possession of the Premises to SubLandlord in the condition required by this SubLease within thirty (30) days after the written request of SubTenant is received by SubLandlord. SubLandlord shall not be obligated to pay to SubTenant any interest earned on the security deposit.


                                   ARTICLE 5

                                USE OF PREMISES
                                ---------------

     SECTION 5.01 - USE RESTRICTED.  The Premises may be used for the Permitted
     -----------------------------
Use and for no other purpose.


                                   ARTICLE 6

                               OPERATING EXPENSES
                               ------------------

     SECTION 6.01 - OPERATING EXPENSES.  SubLandlord agrees to contract for all
     ---------------------------------
services, materials, labor, commodities and utilities required for the operation, maintenance and ordinary repair of the Premises, other than for (i) services for cleaning the Premises which shall be the SubTenant's obligation, and (ii) SubTenant's maintenance obligations set forth in Section 9.07.


                                   ARTICLE 7

                                  IMPROVEMENTS
                                  ------------

     SECTION 7.01 - IMPROVEMENTS BY SUBTENANT.  SubTenant agrees not to make any
     ----------------------------------------
Improvements before or during the SubLease Term, except according to plans and specifications previously approved by the SubLandlord and, if required by the Prime Lease, Landlord in writing. All Improvements will become part of the Premises and the property of SubLandlord upon their completion or installation, unless otherwise agreed upon in writing by SubTenant and SubLandlord. SubLandlord agrees to notify SubTenant in writing prior to the commencement of construction whether the Improvements must be removed or must remain at the Premises. Before making any Improvements, SubTenant agrees to secure all necessary Authorizations and to deliver to SubLandlord a statement of the names of all its contractors and subcontractors and the estimated cost of all labor and material to be furnished by them. The contractors shall all be of SubTenant's choice and shall be approved by SubLandlord in writing and, if required by the Prime Lease, Landlord, prior to the commencement of any work. SubTenant agrees to pay promptly when due the entire cost of any work done on the Premises by SubTenant, its agents, employees, or independent contractors, and not to cause or permit any liens, security interests or encumbrances for labor or materials performed or furnished in connection with its work to attach to the Premises and immediately to discharge any such liens, security interests and encumbrances which may attach. All construction work done by SubTenant, its agents, employees or independent contractors shall be done in a good and workmanlike manner and in compliance with all Legal Requirements and Insurance Requirements and the provisions of the Prime Lease. SubLandlord may inspect the work at any time.


                                   ARTICLE 8

                             UTILITIES AND SERVICES
                             ----------------------

     SECTION 8.01 - UTILITIES.  SubTenant agrees to pay the full cost of all
     ------------------------
electricity furnished to the Premises promptly when due directly to the company or other Person providing the electricity. If the electricity furnished to the Premises is not separately metered or charged, SubTenant will pay SubTenant's Proportionate Share of such costs directly to SubLandlord as Additional Rent, either monthly when Rent is due hereunder, or within ten (10) days after receipt of SubLandlord's bill, at SubLandlord's option. For the purposes of this SubLease, SubTenant's Proportionate Share shall be as set forth in Exhibit SK-2 and detailed in Exhibit SK-3, attached. SubLandlord is not responsible for any Liabilities incurred by SubTenant nor may SubTenant abate rent, terminate this SubLease or pursue any other right or remedy against SubLandlord, SubLandlord's Affiliates, Landlord, or Landlord's Affiliates, as a result of any termination or malfunction of any utilities or utility systems or other services furnished to the Premises.


                                   ARTICLE 9

                             SUBTENANT'S COVENANTS
                             ---------------------

     SECTION 9.01 - PAY RENT.  SubTenant agrees to pay when due all Rent and all
     -----------------------
charges for utilities rendered to the Premises or to SubTenant.

     SECTION 9.02 - INJURY TO THE PREMISES, ETC.  SubTenant will not (i) injure
     -------------------------------------------
or deface the Premises, (ii) permit to be used or stored in the Premises any inflammable fluids or chemicals not reasonably related to the Permitted Use, nor
(iii) permit any nuisance or use of the Premises which is improper, offensive or contrary to any Permitted Use, Legal Requirement or Insurance Requirement. In any event, SubTenant shall comply with the terms of the Prime Lease.

     SECTION 9.03 - OCCUPANCY OF THE PREMISES.  SubTenant agrees to occupy the
     ----------------------------------------
Premises from the Term Commencement Date until the SubLease Termination Date for the Permitted Use only. SubTenant agrees not to abandon the Premises during the SubLease Term. SubTenant agrees to comply with all of the obligations of Tenant under the Prime Lease to the extent such provisions are applicable to the Premises, including without limitation Exhibit E to the Prime Lease, "rules and
                                       ---------
regulations", except (i) for SubLandlord's obligation to pay rent and other charges to Landlord, and (ii) to the extent such obligations are required to be performed by SubLandlord pursuant to this SubLease.

     SECTION 9.04 - SAFETY.  SubTenant agrees to procure all Authorizations
     ---------------------
required because of SubTenant's use of the Premises and to perform at its expense any work required under any Authorization because of such use, it being understood that the provisions of this Section may not be construed to broaden in any way the Permitted Use.

     SECTION 9.05 - EQUIPMENT.  SubTenant agrees (i) not to place a load upon
     ------------------------
the floor of the Premises or to move any safe or other heavy equipment into, about or out of the Premises which causes damage to the Premises or the Building and (ii) to repair promptly all damage caused by the installation or moving of its equipment. SubTenant agrees to isolate and maintain all of SubTenant's equipment which causes or may cause airborne or structure-borne vibration or noise so as to eliminate such vibration or noise.

     SECTION 9.06 - PAY TAXES.  SubTenant agrees to pay promptly when due all
     ------------------------
Taxes upon personal property owned by the SubTenant (including, without limitation, fixtures and equipment) on the Premises.

     SECTION 9.07 - MAINTENANCE.  SubTenant agrees to, at all times during the
     --------------------------
term of this SubLease, and at its own expense, (i) clean and maintain the Premises and the Furniture in good repair and condition (except for ordinary wear and tear and damage from fire and other casualty), (ii) maintain all Improvements in good repair and condition (except for ordinary wear and tear and damage from fire and other casualty), (iii) use all reasonable precautions to prevent waste, damage or injury to any part of the Premises, and (iv) repair all damage to any part of the Premises, Furniture or the Building caused by SubTenant or any of its Affiliates. SubLandlord agrees to replace all light bulbs at the Premises at no cost to SubTenant. SubLandlord's maintenance obligations are set forth in the Prime Lease. SubLandlord shall have no obligation to perform any of the repairs required to be performed by Landlord under the Prime Lease.

     SubLandlord agrees upon the written request of SubTenant from time to time to use due diligence and all reasonable efforts to cause Landlord to furnish such services as are required by the Prime Lease, expend sums and observe and perform such obligations as are required by the Prime Lease, all at SubTenant's sole cost and expense. SubTenant agrees to indemnify SubLandlord and hold SubLandlord harmless from and against all loss, cost, damage, expense, or liability (including, without limitation, attorneys' fees and disbursements) which SubLandlord may incur by reason of any action brought by SubTenant against Landlord.

     SECTION 9.08 - REDELIVERY.  On the SubLease Termination Date, SubTenant
     -------------------------
agrees to leave the Premises and surrender possession of the Premises and, except as set forth herein, the Furniture to SubLandlord free of (i) all tenants or occupants claiming through or under SubTenant, and (ii) all liens encumbrances, restrictions or reservations caused or consented to by SubTenant. SubTenant agrees to surrender the Premises, including all Improvements, to SubLandlord broom clean and in good condition and repair, except for ordinary wear and tear and damage from fire and other casualty, with all damage resulting from removal of SubTenant's personal property, including without limitation, its furniture, furnishings and equipment, repaired at SubTenant's expense to SubLandlord's reasonable satisfaction. SubTenant's personal property remaining at the Premises after the SubLease Termination Date shall be deemed abandoned and SubLandlord may keep, sell, destroy or dispose of it without any Liabilities to SubTenant. If this SubLease is not terminated prior to July 31, 2002 by either party, and the SubTenant is not in Default on July 31, 2002, SubTenant may retain the Furniture set forth in Exhibit D following the end of this
                                      ---------
SubLease.


                                   ARTICLE 10

                          COMPLIANCE WITH REQUIREMENTS
                          ----------------------------

     SECTION 10.01 - LEGAL REQUIREMENTS.  SubTenant agrees, at its own expense,
     ----------------------------------
promptly to observe and comply with all Legal Requirements relating to it or the Premises.

     SECTION 10.02 - CONTESTS.  SubTenant has the right to contest by
     ------------------------
appropriate legal proceedings diligently conducted in good faith, in the name of SubTenant or SubLandlord (if legally required) or both (if legally required), without expense or liability to SubLandlord, the validity or application of any Legal Requirement. If compliance with the terms of any Legal Requirement may legally be delayed pending the prosecution of any such proceeding, SubTenant may delay compliance until the final determination of the proceeding.

     SECTION 10.03 - ENVIRONMENTAL LEGAL REQUIREMENTS.  SubTenant agrees not to
     ------------------------------------------------
cause or permit any Hazardous Substances to be released on or into the Premises or the Building, or into the air, or to be introduced into the sewage or other waste disposal system serving the Premises. SubTenant agrees not to generate, store or dispose of Hazardous Substances on the Premises or the Building. SubTenant agrees to notify SubLandlord of any incident which would require the filing of a notice under any Legal Requirement. SubTenant agrees to provide SubLandlord with such information of which it is aware required by Governmental Authorities as SubLandlord may reasonably request from time to time with respect to compliance with this Section. In any event, SubTenant shall comply with all the terms of the Prime Lease. SubLandlord agrees that, as between SubLandlord and SubTenant, SubLandlord and not SubTenant shall be responsible for any damages or liability incurred by SubTenant on account of the existence on the Premises, or release or discharge on or from the Premises, of Hazardous Materials to the extent caused by an act, omission, fault, negligence or misconduct of SubLandlord or its Affiliates.

                                   ARTICLE 11

                             COVENANT AGAINST LIENS
                             ----------------------

     SECTION 11.01 - NO LIENS.  SubTenant agrees not to create or permit to be
     ------------------------
created any lien on the Premises or the Building and to discharge any lien on the Premises or the Building arising out of any act or omission by it, including, but not limited to, any tax, mechanic's, laborer's or materialman's lien or lien arising under Massachusetts General Laws, Chapter 21E. The provisions of this Section 11.01 may not be construed to limit SubTenant's right to encumber any equipment installed on the Premises which SubTenant has the right to remove on the SubLease Termination Date.

     SECTION 11.02 - DISCHARGE.  If any lien is filed against the Premises or
     -------------------------
the Building as a result of any act or omission by SubTenant, SubTenant agrees to cause the lien to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise, within sixty (60) days after (i) SubTenant has actual notice that it is filed, or (ii) final judgment in favor of the holder of the lien.


                                   ARTICLE 12

                               ACCESS TO PREMISES
                               ------------------

     SECTION 12.01 - ACCESS.  SubLandlord, Landlord, or their agents and
     ----------------------
designees shall have the right, but not the obligation, to enter the Premises at all reasonable times during ordinary business hours, after reasonable notice except in the case of an emergency in which case they may enter the Premises at any time and without any notice, to (a) examine the Premises, (b) make necessary repairs and replacements, (c) insure compliance with Legal Requirements and (d) exhibit the Premises to (1) prospective purchasers and mortgagees at any time during the SubLease Term and (2) prospective tenants after (i) August 1, 1999 if either party terminates this SubLease pursuant to Section 3.04 and (ii) in any event, after January 1, 2002.


                                   ARTICLE 13

                                   INDEMNITY
                                   ---------

     SECTION 13.01 - SUBTENANT'S INDEMNITY.  Except to the extent waived by
     -------------------------------------
SubLandlord under the provisions of Section 15.02, SubTenant agrees to indemnify SubLandlord and its Affiliates against all Liabilities, including reasonable attorneys' fees, which may be imposed upon or incurred by any of them by reason of any of the following occurrences:

     (a) any act or omission on the Premises by SubTenant or any of its Affiliates, contractors, licensees or invitees;

     (b) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Premises by SubTenant or any of its Affiliates;

     (c) any failure on the part of SubTenant to comply with any of its obligations under this SubLease, whether or not such failure constitutes a Default or Event of Default; or

     (d) the termination of this SubLease as a result of any act or omission of SubTenant or any of its Affiliates.

     SECTION 13.02 - CLAIMS BY SUBLANDLORD.  If any proceeding is brought
     -------------------------------------
against SubLandlord or any of its Affiliates arising out of any occurrence described in Section 13.01, upon notice from SubLandlord SubTenant agrees, at its expense, to defend the proceeding using legal counsel reasonably satisfactory to SubLandlord or, if applicable, SubTenant's insurer, provided that SubTenant has not been prejudiced in any way by failure or delay on the part of SubLandlord to give SubTenant prompt notice of the proceeding.

     SECTION 13.03 - SUBLANDLORD'S LIABILITY.  Except for its intentional acts
     ---------------------------------------
or negligence or the intentional acts or negligence of its agents, contractors or licensees SubLandlord will not be responsible or liable for any loss, damage or injury to the Premises or to any Person or property at any time on the Premises.


                                   ARTICLE 14

                                   INSURANCE
                                   ---------

     SECTION 14.01 - SUBTENANT'S INSURANCE.  SubTenant agrees to provide, at its
     -------------------------------------
expense, and to keep in force:


     (a) Comprehensive general public liability insurance (Broad Form CGL), with contractual liability, cross-liability and fire legal liability endorsements, protecting against all claims and liabilities for personal, bodily and other injuries, death and property damage including, without limitation, broad form property damage insurance, automobile and personal injury coverage. This insurance also will insure SubTenant's indemnities pursuant to this SubLease. The amount of this insurance will not be less than $5,000,000.00 combined single limit for each occurrence;

     (b) "All risk" casualty insurance, covering all of SubTenant's property and all alterations made by or for the benefit of SubTenant. This insurance will be for full replacement value;

     (c) Worker's compensation insurance in statutory limits, and employer's liability insurance of not less than $1,000,000.00;

     (d) Builder's risk insurance (completed value form) for work required of or permitted to be made by SubTenant. The amount of this insurance will be reasonably satisfactory to SubLandlord and Landlord and must be obtained before any work is begun; and

     (e) Such greater limits and such other insurance and in such amounts as may from time to time be reasonably required by SubLandlord against other insurable hazards which at the time are customarily insured against in the case of buildings similarly situated and used.

     All policies of insurance carried by SubTenant must: name Landlord and SubLandlord and their designees as additional insureds; be from insurers acceptable to Landlord and SubLandlord; and state that the insurers will not cancel, fail to renew or modify the coverage without first giving Landlord and SubLandlord and any other additional insureds at least thirty (30) days prior written notice.

     SubTenant will supply copies of each paid-up policy or certificate from the insurer certifying that the policy has been issued and complies with all of the terms of this Article. The policies or certificates shall be delivered to SubLandlord within thirty (30) days after this SubLease is signed, and renewals shall be provided to SubLandlord not less than thirty (30) days before the expiration of the coverage. SubLandlord always may inspect and copy any of the policies. SubTenant waives any right to recover against SubLandlord and Landlord under the Prime Lease for Liabilities in connection with any type of cause or peril which is supposed to be insured against under the insurance policies required to be maintained by SubTenant.

     SECTION 14.02 - SUBLANDLORD'S AND LANDLORD'S INSURANCE.  SubTenant will not
     ------------------------------------------------------
undertake, fail to undertake, or permit any acts or omissions which will in any way increase the cost of, or violate, void, or make voidable, all or any portion of any insurance policies maintained by SubLandlord or Landlord, unless SubLandlord and Landlord gives its specific written consent and SubTenant pays all increased costs directly to SubLandlord or Landlord, as the case may be, on demand.

                                  ARTICLE 15

                             WAIVER OF SUBROGATION
                             ---------------------

     SECTION 15.01 - WAIVER OF SUBROGATION.  If available, all insurance
     -------------------------------------
policies carried by either party covering the Premises will contain a clause or endorsement expressly waiving any right on the part of the insurer to make any claim against the other party. The parties agree to use their best efforts to insure that their policies will include such waiver clause or endorsement.

     SECTION 15.02 - WAIVER OF RIGHTS.  SubLandlord and SubTenant each waive all
     --------------------------------
claims, causes of action and rights of recovery against the other and their respective partners, agents, officers and employees, for any loss or damage to persons, property or business which occurs on or about the Premises and results from any of the perils insured under any policy of insurance maintained by SubLandlord and/or SubTenant, regardless of cause. This waiver includes the negligence and intentional wrongdoing of either such party and their respective agents, officers and employees but is effective only to the extent of recovery, if any, under any such policy. This waiver will be void to the extent that any such insurance is invalidated by reason of this waiver.


                                   ARTICLE 16

                             DAMAGE AND RESTORATION
                             ----------------------

     SECTION 16.01 - DAMAGE AND RESTORATION.  If the Premises are damaged by
     --------------------------------------
fire or other casualty, the provisions of the Prime Lease shall be applicable, except that the term "Tenant" as used therein shall be deemed to refer to SubTenant and the term "Premises" as used therein shall be deemed to refer to the Premises as defined herein.


                                   ARTICLE 17

                                 EMINENT DOMAIN
                                 --------------

     SECTION 17.01 - TAKING.  If there is a Taking, the provisions of the Prime
     ----------------------
Lease shall be applicable, except that the term "Tenant" as used therein shall be deemed to refer to SubTenant and the term "Premises" as used therein shall be deemed to refer to the Premises as defined herein.


                                   ARTICLE 18

                                QUIET ENJOYMENT
                                ---------------

     SECTION 18.01- SUBLANDLORD'S COVENANT.  SubLandlord covenants that if
     -------------------------------------
SubTenant pays the Rent and Additional Rent and performs all of its obligations under this SubLease, SubTenant will, subject to the Permitted Exceptions, quietly have and enjoy the Premises during the SubLease Term, without interference from any Person claiming through SubLandlord.

     SECTION 18.02- SUBORDINATION AND ATTORNMENT.  SubLandlord agrees to comply
     -------------------------------------------
with the provisions of the Prime Lease regarding subordination and attornment.


                                   ARTICLE 19

DEFAULTS; EVENTS OF DEFAULT
---------------------------

     SECTION 19.01 - DEFAULTS.  The following shall (i) if any requirement for
     ------------------------
notice or lapse of time or both has not been met, constitute Defaults, and (ii) if there are no such requirements or if such requirements have been met, constitute Events of Default:

     (a) SubTenant's abandoning the Premises;

     (b) The failure of SubTenant to pay Rent when due, and the continuation of the failure for a period of five (5) days;

     (c) The failure of SubTenant to perform any of its obligations under this SubLease, other than its obligation to pay Rent, and the continuation of the failure for a period of ten (10) days after the receipt of written notice, unless SubTenant is using its best efforts to perform such obligation in which case SubTenant shall have fifty-eight (58) days to perform such obligation; provided that, with respect to any obligation of SubTenant to be performed under this SubLease, wherever the Prime Lease grants to SubLandlord a specified number of days to perform its obligations under the Prime Lease, except as otherwise expressly provided herein, SubTenant shall have two (2) fewer days to perform the obligation even if written notice has not been provided to SubTenant;

     (d) The occurrence with respect to SubTenant of one or more of the following events: the dissolution, termination of existence (other than by merger or consolidation), insolvency, appointment of a receiver for all or substantially all of its property, the making of a fraudulent conveyance or the execution of an assignment or trust mortgage for the benefit of creditors by it, or the filing of a petition of bankruptcy or the commencement of any proceedings by or against it under a bankruptcy, insolvency or other law relating to the relief or the adjustment of indebtedness, rehabilitation or reorganization of debtors; provided that if any such petition or commencement is involuntarily made against it and is dismissed within forty-five (45) days of the date of such filing or commencement, such events will not constitute an Event of Default; or

     (e) The issuance of any execution or attachment against SubTenant or any other occupant of the Premises as a result of which the Premises are taken or occupied by a Person other than SubTenant.



                                   ARTICLE 20

                   SUBLANDLORD'S REMEDIES; DAMAGES ON DEFAULT
                   ------------------------------------------

     SECTION 20.01 - SUBLANDLORD'S REMEDIES.  SubLandlord may, at its option, at
     --------------------------------------
any time, whenever an Event of Default exists, give SubTenant a notice terminating this Sublease on the date specified in the notice. On the date specified in the notice, this SubLease and all rights of SubTenant under this SubLease will terminate without further notice or lapse of time, but SubTenant shall continue to be liable to SubLandlord as provided in this Article 20.

     SECTION 20.02 - POSSESSION.  Upon any termination of this SubLease as the
     --------------------------
result of an Event of Default, SubTenant agrees to leave the Premises peacefully and surrender possession to SubLandlord as provided in Section 9.08. SubLandlord may, at any time after any termination of this SubLease and without further notice, enter the Premises and recover possession by summary proceedings or any other manner permitted by law, and may remove SubTenant and all other Persons and property from the Premises and may hold the Premises and the right to receive all rental income from the Premises.

     SECTION 20.03 - RIGHT TO RELET.  At any time after termination of this
     ------------------------------
SubLease as a result of an Event of Default, SubLandlord may relet all or any part of the Premises in the name of SubLandlord or otherwise, for such term (which may be greater or less than the period which would otherwise have constituted the balance of the SubLease Term) and on such conditions (which may include concessions or free rent) as SubLandlord, in its reasonable discretion, may determine. SubLandlord shall not be liable for failure to relet the Premises or for failure to collect any rent due upon any such reletting.

     SECTION 20.04 - SURVIVAL OF COVENANTS, ETC.  If this SubLease is terminated
     ------------------------------------------
as provided in Section 20.01:

     (a) The termination will not relieve SubTenant of its obligations under this SubLease which obligations shall survive the termination; and

     (b) At the time of the termination, SubTenant shall pay to SubLandlord the Rent up to the date of termination. SubTenant also agrees to pay to SubLandlord, the Rent that would have been payable under this SubLease by SubTenant from the date of the termination through July 31, 2002.


                                   ARTICLE 21

                                    NOTICES
                                    -------

     SECTION 21.01 - NOTICES AND COMMUNICATIONS.  All notices, demands, requests
     ------------------------------------------
and other communications provided for or permitted under this SubLease must be in writing and delivered by hand, courier, overnight, registered or certified mail, postage prepaid, to the following addresses:

     (a) if to SubLandlord, to the attention of its Chief Financial Officer, at the address stated in Section 1.01 (or at such other address as SubLandlord designates in writing to SubTenant), with a copy to such Persons as SubLandlord designates in writing to SubTenant, or

     (b) if to SubTenant, at the address stated in Section 1.01 as well as the Premises (or at such other address as SubTenant designates in writing to SubLandlord), with a copy to Palmer & Dodge, LLP, One Beacon Street, Boston, MA 02108, Attn: William Williams, II, and such other Persons as SubTenant designates in writing to SubLandlord.

     Any communication provided for in this SubLease shall become effective only upon receipt by the Person to whom it is given, unless mailed by overnight, registered or certified mail, in which case it will be deemed to be received on
(i) the second Business Day after being sent or (ii) the day of its receipt, if a Business Day, or the next succeeding Business Day, whichever of (i) or (ii) is the earlier.


                                   ARTICLE 22

                                    WAIVERS
                                    -------

     SECTION 22.01 - NO WAIVERS.  Any failure of SubLandlord or SubTenant to
     --------------------------
complain of any act or omission on the part of the other no matter how long the act or omission may continue, shall not be deemed to be a waiver by either SubLandlord or SubTenant of any of its rights under this SubLease. No waiver by SubLandlord or SubTenant at any time, expressed or implied, of the breach of any provision of this SubLease shall be deemed a waiver of a breach of any other provision of this SubLease or a consent to any subsequent breach of the same or any other provision. No acceptance by SubLandlord of any partial payment will constitute an accord or satisfaction but will only be deemed a partial payment on account. None of SubTenant's obligations under this SubLease and no Default or Event of Default may be waived or modified except in writing by SubLandlord.


                                   ARTICLE 23

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     SECTION 23.01 - ASSIGNMENT AND SUBLETTING.  SubTenant shall not voluntarily
     -----------------------------------------
or involuntarily or by operation of law, sell, convey, mortgage, subject to a security interest, license, assign, sublet or otherwise transfer or encumber the whole or any part of the Premises or allow anyone other than SubTenant's employees to occupy the Premises without SubLandlord's and Landlord's prior written consent in each instance. SubTenant shall comply with the notice provisions applicable to Tenant under Section 18.2 of the Prime Lease, except that the notice shall be sent to SubLandlord. SubTenant may withhold its consent if Landlord does not consent to the same but will not unreasonably withhold its consent if Landlord consents to the same. Notwithstanding such consent, SubTenant shall remain liable to SubLandlord for the payment of Rent and for the full performance of the covenants and conditions of this SubLease. If the total rent on any permitted assignment or sublease is in excess of the Rent required hereunder, the SubTenant and SubLandlord shall divide such excess equally. Neither SubLandlord nor SubTenant shall record this SubLease.

                                   ARTICLE 24

                             RIGHT OF FIRST REFUSAL
                             ----------------------

     SECTION 24.01 - RIGHT OF FIRST REFUSAL.  Subject to the terms of the Prime
     --------------------------------------
Lease, SubLandlord grants to SubTenant a right of first refusal to lease any portion of the Building currently occupied by SubLandlord. If SubLandlord desires to lease any of the space it currently occupies in the Building during the SubLease Term, SubLandlord shall first give SubTenant prior written notice of such intention (the "Offer Notice"). The Offer Notice shall list the space being offered for rent and the rental price. For a period of fifteen (15) days following receipt by SubTenant of the Offer Notice, SubTenant shall have the option to lease said space at the price and on the terms stated in the Offer Notice. SubTenant may exercise its option by written notice to SubLandlord given at any time within thirty (30) days with occupancy commencing within sixty
(60) days of receipt of the Offer Notice. If SubTenant does not timely exercise this option or fails to timely occupy such space after timely exercise of this option, SubLandlord may lease such space to any other party, upon any terms it desires, and SubTenant shall be deemed to have waived its right of first refusal with respect to such space for the remainder of the SubLease Term. If an Offer Notice is provided to SubTenant for a portion of a floor in the Building currently occupied by SubLandlord and SubTenant does not timely exercise the option or fails to timely occupy such space after timely exercise of the option, SubTenant shall be deemed to have waived its right of first refusal for the entire space on that floor in the Building. Any sublease pursuant to this Section 24.01 is subject to obtaining Landlord's prior written consent to the same.

                                   ARTICLE 25

                               GENERAL PROVISIONS
                               ------------------

     SECTION 25.01 - UNAVOIDABLE DELAYS.  If SubLandlord or SubTenant is
     ----------------------------------
delayed, hindered in or prevented from the performance of any act required under this SubLease by reason of Unavoidable Delays, then performance of the act will be excused for the period of the delay and the period for the performance of the act will be extended for a period equivalent to the period of the delay.

     SECTION 25.02 - ESTOPPEL CERTIFICATES.  SubTenant agrees to deliver to
     -------------------------------------
SubLandlord within ten (10) Business Days after the Term Commencement Date an estoppel certificate specifying the Term Commencement Date and such other information relating to this SubLease as SubLandlord may reasonably request. Within ten (10) Business Days after receipt of a request from SubLandlord, SubTenant agrees to deliver to any prospective purchaser, mortgagee or other Person specified in the request an estoppel certificate in such form as the purchaser, mortgagee or other Person may reasonably prescribe. Each estoppel certificate will be (i) signed by a duly authorized representative of SubTenant,
(ii) delivered without charge to SubLandlord and (iii) binding as to its contents.

     SECTION 25.03 - HOLDING OVER.  If SubTenant occupies the Premises after the
     ----------------------------
SubLease Termination Date, SubTenant shall be a tenant-at-sufferance only, subject to all of the terms and provisions of this SubLease at two hundred percent (200%) of the then effective Rent. Such a holding over, even if with the consent of SubLandlord, shall not constitute an extension or renewal of this SubLease.

     SECTION 25.04 - GOVERNING LAW.  This SubLease and the performance of its
     -----------------------------
provisions will be governed and construed under the laws of the Commonwealth of Massachusetts.

     SECTION 25.05 - PARTIAL INVALIDITY.  If any provision of this SubLease or
     ----------------------------------
its application to any Person or circumstance is held to be invalid or unenforceable, the remainder of this SubLease, or the application of the provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected, and each provision of this SubLease shall be enforced to the fullest extent permitted by law.

     SECTION 25.06 - INTERPRETATION.  The section headings used in this SubLease
     ------------------------------
are for reference and convenience only, and do not enter into the interpretation of this SubLease. References herein to a Section shall be deemed to be references to the specified Section of this SubLease, except as otherwise stated in such reference. This SubLease may be signed in several counterparts, each of which is an original, but all of which constitute a single instrument. The term "SubLandlord" means the holder of "Tenant's" interest under the Prime Lease. In the event of any assignment or transfer of the "Tenant's" interest under the Prime Lease, which assignment or transfer may occur at any time during the SubLease Term, as between SubLandlord and SubTenant, SubLandlord shall be and hereby is entirely relieved of all covenants and obligations of SubLandlord hereunder accruing from and after the date of such transfer or assignment, and it shall be deemed and construed, without further agreement between the parties hereto, that any transferee has assumed and shall carry out all covenants and obligations thereafter to be performed by SubLandlord hereunder. SubLandlord shall transfer and deliver any then remaining security of SubTenant to the transferee of the "Tenant's" interest under the Prime Lease, and SubLandlord shall be discharged from any further liability with respect thereto upon SubTenant's receipt of written notice from SubLandlord of such transfer. The liability of SubLandlord under this SubLease is limited to SubLandlord's interest in the Premises, and no individual officer, trustee or member will have any liability to SubTenant or any other Person on account of this SubLease.

     SECTION 25.07 - CONSENTS.  Except for the consent of SubLandlord required
     ------------------------
under Article 7, consents or approvals required or requested of either SubLandlord or SubTenant shall not be unreasonably withheld or delayed, except that SubLandlord may withhold its consent or approval if Landlord withholds its consent or approval.

     SECTION 25.08 - CHANGES.  This SubLease may not be changed or terminated
     -----------------------
orally or in any manner other than by an agreement in writing and signed by the party against whom enforcement of the change or termination is sought.

     SECTION 25.09 - BINDING EFFECT.  The provisions of this SubLease are
     ------------------------------
binding on and inure to the benefit of SubLandlord, its successors and assigns, and SubTenant, its successors and assigns and any Person claiming under SubTenant.

     SECTION 25.10 - TIME OF THE ESSENCE.  Any provision of law or equity to the
     -----------------------------------
contrary notwithstanding, it is agreed that time is of the essence in this SubLease.

     SECTION 25.11 - PRIME LEASE.  SubLandlord represents and warrants to
     ---------------------------
SubTenant that the Prime Lease is in effect. Notwithstanding any provision contained in this SubLease to the contrary, if the Prime Lease is terminated, this SubLease shall terminate immediately. This SubLease is and at all times shall be subject to and subordinate to the Prime Lease and the rights of Landlord thereunder. SubLandlord shall not commit or permit any of its Affiliates to commit on the Premises any act or omission which shall violate any term or condition of the Prime Lease. SubTenant hereby expressly assumes and agrees: (i) to comply with all provisions of the Prime Lease which are required to be performed by SubTenant hereunder; and (ii) to perform all obligations on the part of the "Tenant" to be performed under the terms of the Prime Lease with respect to the Premises (other then Tenant's obligations to pay rent and other charges to Landlord) during the term of this SubLease which are not required to be performed by SubLandlord hereunder. In the event of a conflict between the provisions of this SubLease and the Prime Lease, as between SubLandlord and SubTenant, the provisions of this SubLease shall control. Further, as between SubLandlord and SubTenant, SubLandlord shall be responsible for the performance of the obligations of "Tenant" under the Prime Lease if and only to the extent that such obligations are not required to be performed by SubTenant under this SubLease.

     SubLandlord's only obligations under the Prime Lease with respect to the Premises are to use due diligence and reasonable efforts (at SubTenant's sole cost and expense) to cause Landlord to perform its responsibilities and to make those payments of all rent and other charges due to Landlord thereunder, which payments SubLandlord hereby agrees to make, provided, however, that SubTenant makes timely payments to SubLandlord of all rent and other charges payable under this SubLease.

     SubLandlord hereby represents and warrants that: (a) SubLandlord is Tenant under the Prime Lease; (b) SubLandlord has submitted to SubTenant a true and complete copy of the Prime Lease, inclusive of all amendments, riders, exhibits and related agreements; (c) to the best of SubLandlord's knowledge, SubLandlord has not received any notice of default under the Prime Lease from Landlord; and
(d) SubLandlord is not insolvent and is able to pay its debts and other obligations as they become due, it has not declared bankruptcy or filed a petition to take advantage of any law relating to bankruptcy, insolvency, or reorganization, winding up or composition or adjustment of debt and it has no present intention of doing so, no such proceeding has been commenced against SubLandlord seeking such relief and SubLandlord has no knowledge that any such proceeding is threatened.

     SubLandlord agrees not to amend or modify (nor agree to amend or modify) the Prime Lease in any way that would increase SubTenant's obligations or diminish SubTenant's rights under this SubLease without SubTenant's prior written consent, nor do anything that would cause the Prime Lease to be canceled, terminated or forfeited prior to its scheduled expiration date or that would increase SubTenant's obligations or diminish SubTenant's rights under this SubLease.

     SECTION 25.12 - BROKER'S COMMISSION.  SubLandlord agrees to pay a
     -----------------------------------
commission in connection with this SubLease to CRF Partners, Inc., who shall make a distribution to Lynch, Murphy, Walsh & Partners, Inc. SubTenant shall defend, indemnify and hold harmless SubLandlord and Landlord from any claim for a commission by Lynch, Murphy, Walsh & Partners, Inc._or any other agent, broker, salesman or finder as a consequence of said party's actions or dealings with such agent, broker, salesman, or finder.

     EXECUTED as a sealed instrument as of the Date of SubLease specified in
Section 1.01.

SUBLANDLORD:                            SUBTENANT:
-----------                             ---------

FTP SOFTWARE, INC.                      CMG INFORMATION SERVICES, INC.




By:  /s/  John J. Warnock          By:  /s/ Andrew J. Hajducky III
     --------------------               --------------------------
     Its Duly Authorized Officer        Its Duly Authorized Officer
     Name:                              Name:
     Title:                             Title: